Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operating revenue
Management fee revenue, net	$204,790	$204,549	$897,526	$894,981
Premiums earned	51,688	51,574	207,407	207,562
Service agreement revenue	8,817	7,562	32,298	29,748

Total operating revenue	265,295	263,685	1,137,231	1,132,291

Operating expenses
Cost of management operations	187,258	178,873	765,012	755,642
Losses and loss adjustment expenses incurred	32,399	33,114	137,167	125,903
Policy acquisition and other underwriting expenses	12,626	12,131	49,218	48,909

Total operating expenses	232,283	224,118	951,397	930,454

Investment (loss) income – unaffiliated
Investment income, net of expenses	10,823	12,483	44,181	52,833
Net realized losses on investments	(32,816)	(12,742)	(113,019)	(5,192)
Equity in (losses) earnings of limited partnerships	(14,600)	12,823	5,710	59,690

Total investment (loss) income – unaffiliated	(36,593)	12,564	(63,128)	107,331

(Loss) income before income taxes and equity in (losses) earnings of Erie Family Life Insurance	(3,581)	52,131	122,706	309,168
Provision for income taxes	(685)	19,370	39,865	99,137
Equity in (losses) earnings of Erie Family Life Insurance, net of tax	(3,406)	(159)	(13,603)	2,914

Net (loss) income	($6,302)	$32,602	$69,238	$212,945

Net (loss) income per share:
Class A common stock – basic	($0.12)	$0.61	$1.34	$3.80

Class A common stock – diluted	(0.12)	0.55	1.19	3.43

Class B common stock – basic and diluted	(12.39)	90.23	204.20	572.98

Weighted average shares outstanding:
Class A common stock – basic	51,349,457	53,550,013	51,824,649	55,928,177

Class A common stock – diluted*	51,369,552	59,689,852	57,967,144	62,096,816

Class B common stock – basic and diluted	2,551	2,551	2,551	2,563

Dividends declared per share:
Class A common stock	$0.45	$0.44	$1.77	$1.64

Class B common stock	67.50	66.00	265.50	246.00

*Given the net loss generated in the fourth quarter of 2008, the effect of using the if-converted method would be anti-dilutive; therefore the two class method was used to calculate earnings per share for the Class A common stock-diluted for the three months ended December 31, 2008.

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Management operations
Management fee revenue	$216,644	$216,332	$949,775	$947,023
Service agreement revenue	8,817	7,562	32,298	29,748

Total revenue from management operations	225,461	223,894	982,073	976,771
Cost of management operations	198,121	189,220	809,548	799,597

Income from management operations	27,340	34,674	172,525	177,174

Insurance underwriting operations
Premiums earned	51,688	51,574	207,407	207,562

Losses and loss adjustment expenses incurred	32,399	33,114	137,167	125,903
Policy acquisition and other underwriting expenses	13,618	13,567	56,931	56,996

Total losses and expenses	46,017	46,681	194,098	182,899

Underwriting income	5,671	4,893	13,309	24,663

Investment operations
Investment income, net of expenses	10,823	12,483	44,181	52,833
Net realized losses on investments	(32,816)	(12,742)	(113,019)	(5,192)
Equity in (losses) earnings of limited partnerships	(14,600)	12,823	5,710	59,690
Equity in (losses) earnings of Erie Family Life Insurance	(3,662)	(171)	(14,627)	3,133

Net (loss) revenue from investment operations	(40,255)	12,393	(77,755)	110,464

(Loss) income before income taxes	(7,244)	51,960	108,079	312,301
Provision for income taxes	(942)	19,358	38,841	99,356

Net (loss) income	($6,302)	$32,602	$69,238	$212,945

Net (loss) income per share – Class A basic	($0.12)	$0.61	$1.34	$3.80

Net (loss) income per share – Class A diluted*	(0.12)	0.55	1.19	3.43

Net (loss) income per share – Class B basic and diluted	(12.39)	90.23	204.20	572.98

Weighted average shares outstanding - Class A diluted*	51,370	59,690	57,967	62,097

Amounts presented on a segment basis are gross of intercompany/intersegment items.

*Given the net loss generated in the fourth quarter of 2008, the effect of using the if-converted method would be anti-dilutive; therefore the two class method was used to calculate earnings per share for the Class A common stock-diluted for the three months ended December 31, 2008.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended December 31, 2008 and 2007:

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
(in thousands, except per share data)
	(Unaudited)		(Unaudited)
Operating income	$15,028	$40,884	$142,700	$216,320
Net realized losses on investments	(32,816)	(12,742)	(113,019)	(5,192)
Income tax benefit on realized losses	11,486	4,460	39,557	1,817

Realized losses, net of income taxes	(21,330)	(8,282)	(73,462)	(3,375)

Net (loss) income	($6,302)	$32,602	$69,238	$212,945

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

	(Unaudited)		(Unaudited)
Per Class A share – diluted:
Operating income	$0.29	$0.69	$2.46	$3.48
Net realized losses on investments	(0.63)	(0.21)	(1.95)	(0.08)
Income tax benefit on realized losses	0.22	0.07	0.68	0.03

Realized losses, net of income taxes	(0.41)	(0.14)	(1.27)	(0.05)

Net (loss) income	($0.12)	$0.55	$1.19	$3.43

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	December 31,	December 31,
	2008	2007
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$563,429	$703,406
Equity securities	55,281	218,270
Trading securities, at fair value	33,338	0
Other invested assets	300,391	297,059

Total investments	952,439	1,218,735
Cash and cash equivalents	61,073	31,070
Equity in Erie Family Life Insurance	29,236	59,046
Premiums receivable from policyholders	244,760	243,612
Receivables from affiliates	1,130,610	1,177,830
Other assets	195,268	148,330

Total assets	$2,613,386	$2,878,623

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$965,081	$1,026,531
Unearned premiums	424,370	421,263
Other liabilities	432,060	379,550

Total liabilities	1,821,511	1,827,344
Total shareholders’ equity	791,875	1,051,279

Total liabilities and shareholders’ equity	$2,613,386	$2,878,623

Book value per share	$13.79	$17.68

Shares outstanding	57,405	59,461

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)

Direct underwriting results
Direct written premium	$862,177	$856,926	$3,799,901	$3,784,891

Premiums earned	929,576	926,876	3,786,632	3,786,603

Loss and loss adjustment expenses incurred	608,514	632,764	2,509,350	2,294,964
Policy acquisition and other underwriting expenses	240,477	236,998	1,050,734	1,048,510

Total losses and expenses	848,991	869,762	3,560,084	3,343,474

Direct underwriting income	80,585	57,114	226,548	443,129

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	16,014	19,125	16,500	12,234
Assumed involuntary	12,218	(1,468)	25,310	15,009
Less: Ceded	13,495	(4,202)	28,478	16,281

Nonaffiliated reinsurance underwriting income	14,737	21,859	13,332	10,962

Net underwriting income (SAP basis)	$95,322	$78,973	$239,880	$454,091

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (SAP basis)	$5,243	$4,344	$13,193	$24,975
SAP to GAAP adjustments	428	549	116	(312)

Indemnity underwriting income before tax (GAAP basis)	$5,671	$4,893	$13,309	$24,663

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	63.9%	66.0%	66.0%	60.5%
Underwriting ratio	27.3	26.9	27.2	27.0
Policyholder dividends ratio	0.1	0.2	0.1	0.2

Statutory combined ratio	91.3	93.1	93.3	87.7

Adjusted combined ratio, excluding profit component	89.1	89.9	89.6	83.8

Direct business:
Loss ratio points from prior accident year reserve development – (redundancy) deficiency	(3.4)	1.2	(3.2)	(5.3)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.2)	(0.9)	(1.8)	(1.7)

Total loss ratio points from prior accident years	(4.6)	0.3	(5.0)	(7.0)

Loss ratio points from catastrophes	0.8	0.9	3.4	1.7

Erie Indemnity Company
GAAP combined ratio	89.0	90.5	93.6	88.1
GAAP loss ratio points from catastrophes	0.8	0.9	3.4	1.7

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
(dollars in thousands)
Statutory accounting basis
Premiums earned	$871,648	$869,867	$3,566,450	$3,572,189
Losses, loss adjustment expenses and
underwriting expenses	781,572	795,191	3,339,743	3,142,990

Net underwriting income	90,076	74,676	226,707	429,199

Total investment (loss) income	(346,207)	103,573	(640,348)	563,087

(Loss) income before income taxes	(256,131)	178,249	(413,641)	992,286
Federal income tax (benefit) expense	(179,412)	87,912	(50,248)	372,209

Net (loss) income	($76,719)	$90,337	($363,393)	$620,077

	As of	As of
	December 31,	December 31,
	2008	2007
(dollars in thousands)
Statutory accounting basis
Cash and invested assets	$7,595,727	$8,927,997
Other assets	1,552,902	1,033,852

Total assets	$9,148,629	$9,961,849

Loss, loss adjustment expense and
unearned premium reserves	$4,768,240	$4,848,549
Other liabilities	334,399	345,776

Total liabilities	5,102,639	5,194,325

Policyholders’ surplus	4,045,990	4,767,524

Total liabilities and policyholders’ surplus	$9,148,629	$9,961,849

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Twelve months	Twelve months
	ended	ended		ended	ended
	December 31,	December 31,	%	December 31,	December 31,	%
	2008	2007	Change	2008	2007	Change
(dollars in thousands)
Private passenger auto	$104,471	$103,040	1.4%	$456,536	$450,651	1.3%
Homeowners	44,025	42,973	2.4	185,831	183,221	1.4
Commercial multi-peril	24,371	24,537	(0.7)	108,942	108,907	0.0
Commercial auto	17,066	17,500	(2.5)	77,772	78,963	(1.5)
Workers compensation	13,650	14,882	(8.3)	70,186	76,641	(8.4)
All other lines of business	11,961	11,300	5.8	50,708	47,840	6.0

	215,544	214,232	0.6	949,975	946,223	0.4
Change in allowance for management fee returned on cancelled policies	1,100	2,100		(200)	800

Management fee revenue, net of allowance	$216,644	$216,332	0.1%	$949,775	$947,023	0.3%

Management fee rate	25.00%	25.00%		25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
12/31/2006	1,633,882	(0.4)%	1,377,965	1.8%	301,497	5.2%	3,313,344	1.0%
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4
09/30/2008	1,677,151	1.7	1,446,779	2.7	340,566	7.5	3,464,496	2.7
12/31/2008	1,683,526	2.0	1,454,797	2.9	346,953	7.9	3,485,276	2.9

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
12/31/2006	119,801	0.9%	218,542	2.4%	53,923	(4.1)%	92,687	2.7%	484,953	1.3%
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7
09/30/2008	124,418	1.9	236,994	4.7	56,381	3.8	98,786	2.7	516,579	3.5
12/31/2008	124,205	1.3	237,228	3.9	56,704	3.6	98,796	2.4	516,933	3.0

		12-mth.
	Total All	growth
Date	Lines	rate
12/31/2006	3,798,297	1.0%
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5
09/30/2008	3,981,075	2.8
12/31/2008	4,002,209	2.9

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
12/31/2006	90.8%	87.7%	89.4%	86.0%	85.7%	87.1%	89.5%
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2
03/31/2008	91.6	88.4	90.5	86.5	87.6	87.9	90.4
06/30/2008	91.6	87.9	90.7	86.2	87.5	88.1	90.4
09/30/2008	91.7	87.8	91.0	86.0	87.2	88.2	90.5
12/31/2008	91.8	87.6	91.1	85.6	86.6	88.5	90.6

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
12/31/2006	$1,110	(5.5)%	$526	(3.1)%	$349	0.3%	$797	(5.2)%
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)
09/30/2008	1,086	(0.6)	511	(1.5)	354	0.6	774	(1.1)
12/31/2008	1,085	(0.6)	511	(1.4)	356	0.8	773	(1.2)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
12/31/2006	$2,687	(3.4)%	$5,985	(3.7)%	$1,657	(2.8)%	$2,393	(4.3)%
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)
09/30/2008	2,514	(3.3)	5,067	(12.3)	1,536	(3.5)	2,157	(6.0)
12/31/2008	2,505	(2.8)	4,951	(11.6)	1,533	(3.0)	2,141	(5.3)

		12-mth.
	Total All	percent
Date	Lines	change
12/31/2006	$1,001	(4.8)%
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)
09/30/2008	953	(2.6)
12/31/2008	949	(2.5)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	December 31, 2008				December 31, 2007
	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private Passenger Auto	103.0%	-0.2%	0.1%	103.1%	101.1%	1.4%	0.2%	99.5%
Homeowners	73.9%	0.7%	1.3%	71.9%	71.9%	0.2%	2.9%	68.8%
Other Personal Lines	15.7%	-60.2%	1.6%	74.3%	64.4%	-11.2%	1.5%	74.1%
Total Personal	91.0%	-2.7%	0.5%	93.2%	91.5%	0.5%	1.0%	90.0%
Commercial Multi-Peril	69.7%	-21.3%	4.1%	86.9%	83.9%	0.6%	1.6%	81.7%
Commercial Auto	85.4%	-4.2%	0.0%	89.6%	74.7%	-9.7%	0.0%	84.4%
Workers’ Compensation	74.9%	-19.2%	0.0%	94.1%	137.1%	33.2%	0.0%	103.9%
Other Commercial Lines	223.8%	129.8%	0.5%	93.5%	14.2%	-50.2%	-0.1%	64.5%
Total Commercial	86.5%	-5.1%	1.6%	90.0%	90.7%	2.8%	0.6%	87.3%
Grand Total – Direct Business Only	89.6%	-3.4%	0.8%	92.2%	91.2%	1.2%	0.9%	89.1%
		Twelve Months ended				Twelve Months ended
		December 31, 2008				December 31, 2007

	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private Passenger Auto	88.6%	-4.3%	0.6%	92.3%	85.0%	-8.2%	0.5%	92.7%
Homeowners	92.2%	-2.3%	12.0%	82.5%	81.6%	-1.8%	6.4%	77.0%
Other Personal Lines	60.0%	-20.3%	4.8%	75.5%	80.1%	0.2%	3.0%	76.9%
Total Personal	88.3%	-4.5%	4.0%	88.8%	83.9%	-6.1%	2.2%	87.8%
Commercial Multi-Peril	93.0%	-5.3%	4.5%	93.8%	88.7%	-3.3%	1.2%	90.8%
Commercial Auto	80.7%	-6.0%	0.5%	86.2%	73.7%	-12.6%	0.5%	85.8%
Workers’ Compensation	99.0%	-0.1%	0.0%	99.1%	99.9%	8.8%	0.0%	91.1%
Other Commercial Lines	137.5%	50.0%	0.4%	87.1%	45.2%	-16.3%	0.0%	61.5%
Total Commercial	94.2%	-0.3%	1.9%	92.6%	84.7%	-3.5%	0.6%	87.6%
Grand Total – Direct Business Only	90.1%	-3.2%	3.4%	89.9%	84.1%	-5.3%	1.7%	87.7%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.